First Quarter Financial Supplement March 31, 2026 Exhibit 99.2

Table of Contents Page Investor Letter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 Use of Non-GAAP Measures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 Results of Operations and Selected Operating Performance Measures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Consolidated Quarterly Results Consolidated Net Income (Loss) by Quarter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss) and Adjusted Operating Income (Loss), Excluding Closed Block . . . . . . . . . . . . . . . . . 9 Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10-11 Consolidated Balance Sheets by Segment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12-13 Quarterly Results by Business Adjusted Operating Income (Loss) and Selected Operating Metrics - Enact Segment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15-16 Adjusted Operating Income (Loss) and Selected Operating Metrics - Closed Block Segment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18-23 Adjusted Operating Income (Loss) - Corporate and Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 Additional Financial Data Investments Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 Fixed Maturity Securities Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 U.S. GAAP Net Investment Income Yields . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29 Net Investment Gains (Losses) - Detail . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30 Reconciliations of Non-GAAP Measures Reconciliation of Operating Return On Equity (ROE) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32 Reconciliation of Consolidated Expense Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33 Note: Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss), excluding Closed Block, adjusted operating income (loss), excluding Closed Block per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-U.S. GAAP (non-GAAP) adjusted operating income (loss), excluding Closed Block available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss), excluding Closed Block available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively. GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT FIRST QUARTER 2026 2

Dear Investor, Thank you for your continued interest in Genworth Financial, Inc. Please see the accompanying press release and summary presentation posted to the company’s website at https://investor.genworth.com for additional information regarding its first quarter 2026 earnings results. In the first quarter of 2026, the company began reporting adjusted operating income (loss), excluding Closed Block as its new consolidated operating performance measure. Management believes the new measure better aligns with the company’s strategy and capital allocation framework, managing Closed Block on a standalone basis. While this is a non-GAAP financial measure, the company believes the new measure aids in understanding the company’s underlying operating performance. The company has also added revenues of its CareScout services business (CareScout Services) on page 25 of this financial supplement. See page 4 herein for additional information on these non-GAAP measures. Investors are encouraged to listen to the company’s earnings call on the first quarter 2026 results at 9:00 a.m. (ET) on May 6, 2026. The company’s conference call will be accessible via telephone and internet. The dial-in number for Genworth’s May 6 conference call is 800-330-6710 or 213-279-1505 (outside the U.S.); conference ID #5100219. To participate in the call by webcast, register at least 15 minutes in advance at https://investor.genworth.com. Regards, Christine Jewell Investor Relations InvestorInfo@genworth.com GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT FIRST QUARTER 2026 3

Use of Non-GAAP Measures The company uses non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss), excluding Closed Block.” These non-GAAP financial measures are evaluated by management and the company’s Board of Directors to assess performance, manage capital allocation, and in the case of adjusted operating income (loss), excluding Closed Block, as a basis for determining annual incentive awards and compensation for senior management. These measures have been established to more accurately reflect overall operating performance, as they minimize the impact of macroeconomic volatility. Management believes using adjusted operating income (loss), excluding Closed Block as a consolidated measure of profit or loss better aligns with the company’s strategy and capital allocation framework, as no capital is allocated to the Closed Block segment, which operates on a standalone basis, using existing capital and reserves, along with in-force management actions, to meet future obligations. The company also continues to report adjusted operating income (loss) for the Closed Block segment, as it believes it is the appropriate measure of profit or loss in accordance with segment reporting. Although adjusted operating income (loss) and adjusted operating income (loss), excluding Closed Block are non-GAAP financial measures, the company believes these measures aid in understanding the underlying performance of its operations. The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding: • the after-tax effects of income (loss) attributable to noncontrolling interests, • net investment gains (losses), • changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges, • gains (losses) on the sale of businesses, • gains (losses) on the early extinguishment of debt, • restructuring costs and • infrequent or unusual non-operating items. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. The company excludes net investment gains (losses), changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non-operating items from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating performance. Adjustments to reconcile net income (loss) to adjusted operating income (loss) assume a 21% current tax rate, plus any associated deferred taxes, and are net of the portion attributable to noncontrolling interests. Changes in fair value of market risk benefits and associated hedges are adjusted to exclude changes in reserves, attributed fees and benefit payments. Adjusted operating income (loss), excluding Closed Block is derived from adjusted operating income (loss) and excludes adjusted operating income (loss) of the company’s Closed Block segment. While some of these items may be significant components of net income (loss) determined in accordance with U.S. GAAP, the company believes that adjusted operating income (loss), and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss), excluding Closed Block, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Adjusted operating income (loss) and adjusted operating income (loss), excluding Closed Block are not measures of complete profitability; therefore, they should not be considered in isolation or viewed as substitutes for U.S. GAAP net income (loss). In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. In reporting non-GAAP measures in the future, the company may make other adjustments to exclude items it does not consider reflective of its core operating performance. The company may also disclose other non-GAAP operating measures in the future if it believes that such measures would be helpful to investors in their evaluation of the company. The table on page 9 of this financial supplement provides a reconciliation of net income (loss) to adjusted operating income (loss) and adjusted operating income (loss), excluding Closed Block for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non- GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non- GAAP measures are on pages 32 and 33 of this financial supplement. Management also reports revenues of CareScout Services to monitor growth of the business. CareScout Services revenues, which are included in Corporate and Other, primarily consist of fees from the CareScout Quality Network and placement fees earned when placing a care seeker in a senior living community, along with service fees such as eligibility assessments and Care Plans. To arrive at CareScout Services revenues, Corporate and Other revenues are adjusted to exclude intercompany eliminations, revenues from other businesses not individually reportable, including the company’s CareScout insurance business (CareScout Insurance) and international businesses, and other sources of revenue such as corporate net investment income and net investment gains (losses). See page 25 of this financial supplement for a reconciliation of total Corporate and Other revenues to CareScout Services revenues. GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT FIRST QUARTER 2026 4

Results of Operations and Selected Operating Performance Measures The company allocates tax to its businesses at the U.S. corporate federal income tax rate of 21%. Each segment is then adjusted to reflect the unique tax attributes of that segment, such as permanent differences between U.S. GAAP and tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other. The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year. U.S. GAAP generally requires an annualized effective tax rate to be used for interim reporting periods, utilizing projections of full year results. However, in certain circumstances, it is appropriate to record the actual effective tax rate for the period if a reliable estimate cannot be made for the full year. For the first quarter of 2026 and the first three quarters of 2025, the company utilized the actual effective tax rate for the interim period to record the provision for income taxes for its Closed Block segment and the annualized projected effective tax rate for its Enact segment and Corporate and Other. This financial supplement contains selected operating performance measures including “new insurance written,” “insurance in-force” and “risk in-force,” which are commonly used in the insurance industry as measures of operating performance. Management regularly monitors and reports new insurance written for the company’s Enact segment as a measure of volume of new business generated in a period. The company considers new insurance written to be a measure of the operating performance of its Enact segment because it represents a measure of new sales of mortgage insurance policies during a specified period, rather than a measure of revenues or profitability during that period. Management regularly monitors and reports insurance in-force and risk in-force for the company’s Enact segment. Insurance in-force is a measure of the aggregate unpaid principal balance as of the respective reporting date for loans insured by the company’s U.S. mortgage insurance subsidiaries. Risk in-force is based on the coverage percentage applied to the estimated current outstanding loan balance. These metrics are presented on a direct basis and exclude reinsurance. The company considers insurance in-force and risk in-force to be measures of the operating performance of its Enact segment because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period. Management regularly monitors and reports a loss ratio for the company’s Enact segment. The company considers the loss ratio, which is the ratio of benefits and other changes in policy reserves to net earned premiums, to be a measure of underwriting performance. The company believes the loss ratio helps to enhance the understanding of the operating performance of the Enact segment. Management regularly monitors and reports insurance in-force for the life insurance products in its Closed Block segment. Insurance in-force for the company’s life insurance products is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. The company considers insurance in-force to be a measure of the operating performance of the life insurance products in its Closed Block segment because it represents a measure of the size of the business at a specific date, rather than a measure of revenues or profitability during that period. These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources. Statutory Accounting Data The company presents certain supplemental statutory data for Genworth Life Insurance Company (GLIC) and its consolidating life insurance subsidiaries that has been prepared on the basis of statutory accounting principles (SAP). GLIC and its consolidating life insurance subsidiaries file financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners that are prepared using SAP, an accounting basis either prescribed or permitted by such authorities. Due to differences in methodology between SAP and U.S. GAAP, the values for assets, liabilities and equity, and the recognition of income and expenses, reflected in financial statements prepared in accordance with U.S. GAAP are materially different from those reflected in financial statements prepared under SAP. This supplemental statutory data should not be viewed as an alternative to, or used in lieu of, U.S. GAAP. This supplemental statutory data includes the impact from in-force rate actions on pre-tax long-term care insurance statutory earnings. Statutory pre-tax earnings represent the net gain from operations, including the impact from in-force rate actions, before dividends to policyholders, refunds to members and federal income taxes and before realized capital gains or (losses). Management uses and provides this supplemental statutory data because it believes it provides a useful measure of, among other things, statutory pre-tax earnings and the adequacy of capital. Management uses this data to measure against its policy to manage its legacy insurance subsidiaries with internally generated capital. GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT FIRST QUARTER 2026 5

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Financial Highlights
(amounts in millions, except per share data)

Balance Sheet Data	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Total Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss)	$ 10,039	$ 10,074	$ 10,158	$ 10,111	$ 10,082
Total accumulated other comprehensive income (loss)[(1)]	(1,224)	(1,324)	(1,396)	(1,373)	(1,422)
Total Genworth Financial, Inc.'s stockholders' equity	$ 8,815	$ 8,750	$ 8,762	$ 8,738	$ 8,660
Book value per share	$ 22.88	$ 22.33	$ 21.76	$ 21.22	$ 20.82
Book value per share, excluding accumulated other comprehensive income (loss)	$ 26.06	$ 25.71	$ 25.22	$ 24.56	$ 24.24
Common shares outstanding as of the balance sheet date	385.2	391.8	402.7	411.7	415.9

	Twelve months ended				
Twelve Month Rolling Average ROE	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
U.S. GAAP Basis ROE	2.1 %	2.2 %	2.2 %	1.9 %	2.1 %
Operating ROE[(2)]	4.5 %	4.6 %	4.5 %	4.6 %	5.0 %

	Three months ended				
Quarterly Average ROE	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
U.S. GAAP Basis ROE	1.9 %	0.1 %	4.6 %	2.0 %	2.1 %
Operating ROE[(2)]	4.3 %	4.8 %	4.5 %	4.4 %	4.5 %

Basic and Diluted Shares	Three months ended March 31, 2026
Weighted-average common shares used in basic earnings per share calculations	388.1
Potentially dilutive securities:	
Performance stock units, restricted stock units and other equity-based awards	5.6
Weighted-average common shares used in diluted earnings per share calculations	393.7

[(1)] As of March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, total accumulated other comprehensive income (loss) includes $1,112 million, $463 million, $142 million, $769 million and $703 million, net of taxes, respectively, related to changes in the discount rate used to remeasure the liability for future policy benefits and related reinsurance recoverables.

[(2)] See page 32 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

6

Consolidated Quarterly Results 7

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Consolidated Net Income (Loss) by Quarter
(amounts in millions, except per share amounts)

	2026	2025				
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:						
Premiums	$ 881	$ 886	$ 886	$ 865	$ 862	$ 3,499
Net investment income	766	785	799	802	739	3,125
Net investment gains (losses)	(26)	(39)	99	(28)	27	59
Policy fees and other income	156	152	151	157	158	618
Total revenues	1,777	1,784	1,935	1,796	1,786	7,301
BENEFITS AND EXPENSES:						
Benefits and other changes in policy reserves	1,224	1,182	1,227	1,195	1,217	4,821
Liability remeasurement (gains) losses	44	143	106	60	4	313
Changes in fair value of market risk benefits and associated hedges	10	(4)	(1)	(10)	18	3
Interest credited	95	97	96	94	99	386
Acquisition and operating expenses, net of deferrals	213	265	259	249	236	1,009
Amortization of deferred acquisition costs and intangibles	55	57	57	57	60	231
Interest expense	25	26	27	26	26	105
Total benefits and expenses	1,666	1,766	1,771	1,671	1,660	6,868
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	111	18	164	125	126	433
Provision (benefit) for income taxes	31	4	9	35	36	84
INCOME (LOSS) FROM CONTINUING OPERATIONS	80	14	155	90	90	349
Income (loss) from discontinued operations, net of taxes[1]	(1)	21	(8)	(7)	(5)	1
NET INCOME (LOSS)	79	35	147	83	85	350
Less: net income (loss) attributable to noncontrolling interests	32	33	31	32	31	127
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	$ 47	$ 2	$ 116	$ 51	$ 54	$ 223
Earnings (Loss) Per Share Data:						
Income (loss) from continuing operations available to Genworth Financial, Inc.'s common stockholders per share						
Basic	$ 0.12	$ (0.05)	$ 0.30	$ 0.14	$ 0.14	$ 0.54
Diluted	$ 0.12	$ (0.05)	$ 0.30	$ 0.14	$ 0.14	$ 0.54
Net income (loss) available to Genworth Financial, Inc.'s common stockholders per share						
Basic	$ 0.12	$ —	$ 0.29	$ 0.12	$ 0.13	$ 0.54
Diluted	$ 0.12	$ —	$ 0.28	$ 0.12	$ 0.13	$ 0.54
Weighted-average common shares outstanding						
Basic	388.1	396.4	408.0	413.2	418.3	409.0
Diluted[2]	393.7	396.4	413.3	417.5	422.9	414.0

[1] Income (loss) from discontinued operations primarily includes legal costs related to litigation involving the company's former lifestyle protection insurance business and, in the fourth quarter of 2025, loss recoveries of $16 million.

[2] Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended December 31, 2025, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2025, as the inclusion of shares for performance stock units, restricted stock units and other equity-based awards of 6.0 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended December 31, 2025, dilutive potential weighted-average common shares outstanding would have been 402.4 million.

8

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss) and Adjusted Operating Income (Loss), Excluding Closed Block
(amounts in millions, except per share amounts)

	2026	2025				
	1Q	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	$ 47	$ 2	$ 116	$ 51	$ 54	$ 223
Add: net income (loss) attributable to noncontrolling interests	32	33	31	32	31	127
NET INCOME (LOSS)	79	35	147	83	85	350
Less: income (loss) from discontinued operations, net of taxes	(1)	21	(8)	(7)	(5)	1
INCOME (LOSS) FROM CONTINUING OPERATIONS	80	14	155	90	90	349
Less: net income (loss) from continuing operations attributable to noncontrolling interests	32	33	31	32	31	127
INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	48	(19)	124	58	59	222
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS:						
Net investment (gains) losses, net[(1)]	25	38	(99)	27	(28)	(62)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges[(2)]	9	(6)	(3)	(15)	19	(5)
(Gains) losses on early extinguishment of debt	—	(1)	—	—	—	(1)
Expenses related to restructuring	2	—	1	—	(1)	—
Taxes on adjustments[(3)]	(7)	(4)	(6)	(2)	2	(10)
ADJUSTED OPERATING INCOME (LOSS)	77	8	17	68	51	144
Less: Closed Block segment adjusted operating income (loss)	(32)	(114)	(96)	(44)	(63)	(317)
ADJUSTED OPERATING INCOME (LOSS), EXCLUDING CLOSED BLOCK	$ 109	$ 122	$ 113	$ 112	$ 114	$ 461
ADJUSTED OPERATING INCOME (LOSS):						
Enact segment	140	146	134	141	137	558
Corporate and Other	(31)	(24)	(21)	(29)	(23)	(97)
Closed Block segment	(32)	(114)	(96)	(44)	(63)	(317)
ADJUSTED OPERATING INCOME (LOSS)	$ 77	$ 8	$ 17	$ 68	$ 51	$ 144
Earnings (Loss) Per Share Data:						
Net income (loss) available to Genworth Financial, Inc.'s common stockholders per share						
Basic	$ 0.12	$ —	$ 0.29	$ 0.12	$ 0.13	$ 0.54
Diluted	$ 0.12	$ —	$ 0.28	$ 0.12	$ 0.13	$ 0.54
Adjusted operating income (loss), excluding Closed Block per share						
Basic	$ 0.28	$ 0.31	$ 0.28	$ 0.27	$ 0.27	$ 1.13
Diluted	$ 0.28	$ 0.31	$ 0.28	$ 0.27	$ 0.27	$ 1.11
Weighted-average common shares outstanding						
Basic	388.1	396.4	408.0	413.2	418.3	409.0
Diluted[(4)]	393.7	396.4	413.3	417.5	422.9	414

(1) Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests (see page 30 for reconciliation).

(2) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments (see page 23 for reconciliation).

(3) Taxes on adjustments include tax expense of $3 million in the fourth quarter of 2025 and a tax benefit of $27 million in the third quarter of 2025 related to a release of a portion of the valuation allowance on certain deferred tax assets.

(4) Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended December 31, 2025, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2025, as the inclusion of shares for performance stock units, restricted stock units and other equity-based awards of 6.0 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended December 31, 2025, dilutive potential weighted-average common shares outstanding would have been 402.4 million.

9

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Consolidated Balance Sheets
(amounts in millions)

	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
ASSETS					
Investments:					
Fixed maturity securities available-for-sale, at fair value[1]	$ 45,095	$ 45,762	$ 46,110	$ 45,672	$ 45,668
Equity securities, at fair value	544	555	546	516	496
Commercial mortgage loans	6,351	6,363	6,374	6,390	6,356
Less: Allowance for credit losses	(58)	(59)	(59)	(56)	(36)
Commercial mortgage loans, net	6,293	6,304	6,315	6,334	6,320
Policy loans	2,301	2,297	2,311	2,366	2,316
Limited partnerships	3,528	3,484	3,473	3,337	3,241
Other invested assets	770	770	658	643	653
Total investments	58,531	59,172	59,413	58,868	58,694
Cash, cash equivalents and restricted cash	2,120	2,036	2,036	1,797	1,891
Accrued investment income	633	603	589	556	639
Deferred acquisition costs	1,540	1,586	1,632	1,680	1,729
Intangible assets and goodwill	199	198	184	185	193
Reinsurance recoverable	17,394	17,860	17,872	17,599	17,681
Less: Allowance for credit losses	(21)	(23)	(23)	(23)	(25)
Reinsurance recoverable, net	17,373	17,837	17,849	17,576	17,656
Other assets	468	418	421	479	489
Deferred tax asset	1,761	1,800	1,801	1,693	1,676
Market risk benefit assets	55	64	62	58	47
Separate account assets	4,093	4,369	4,449	4,394	4,192
Total assets	$ 86,773	$ 88,083	$ 88,436	$ 87,286	$ 87,206

[1] Amortized cost of $48,192 million, $48,150 million, $48,379 million, $48,684 million and $48,837 million as of March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively, and allowance for credit losses of $23 million, $23 million, $28 million, $25 million and $14 million as of March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively.

10

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Consolidated Balance Sheets
(amounts in millions)

	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
LIABILITIES AND EQUITY					
Liabilities:					
Future policy benefits	$ 54,082	$ 55,228	$ 55,364	$ 54,111	$ 54,158
Policyholder account balances	13,871	13,843	14,039	14,163	14,447
Market risk benefit liabilities	423	413	429	453	516
Liability for policy and contract claims	743	727	710	763	698
Unearned premiums	85	92	96	101	108
Other liabilities	2,126	2,131	2,056	2,052	1,933
Long-term borrowings	1,509	1,513	1,520	1,520	1,519
Separate account liabilities	4,093	4,369	4,449	4,394	4,192
Liabilities related to discontinued operations[1]	—	—	2	—	4
Total liabilities	76,932	78,316	78,665	77,557	77,575
Equity:					
Common stock	1	1	1	1	1
Additional paid-in capital	11,873	11,888	11,879	11,871	11,862
Accumulated other comprehensive income (loss):					
Change in the discount rate used to measure future policy benefits	1,112	463	142	769	703
All other	(2,336)	(1,787)	(1,538)	(2,142)	(2,125)
Total accumulated other comprehensive income (loss)	(1,224)	(1,324)	(1,396)	(1,373)	(1,422)
Retained earnings	1,731	1,684	1,682	1,566	1,516
Treasury stock, at cost	(3,566)	(3,499)	(3,404)	(3,327)	(3,297)
Total Genworth Financial, Inc.'s stockholders' equity	8,815	8,750	8,762	8,738	8,660
Noncontrolling interests	1,026	1,017	1,009	991	971
Total equity	9,841	9,767	9,771	9,729	9,631
Total liabilities and equity	$ 86,773	$ 88,083	$ 88,436	$ 87,286	$ 87,206

[1] Liabilities related to discontinued operations primarily include legal costs related to litigation involving the sale of the company's former lifestyle protection insurance business.

11

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Consolidated Balance Sheet by Segment
(amounts in millions)

	March 31, 2026			
	Enact	Closed Block	Corporate and Other[1]	Total
ASSETS				
Cash and investments	$ 6,763	$ 53,324	$ 1,197	$ 61,284
Deferred acquisition costs and intangible assets	60	1,649	30	1,739
Reinsurance recoverable, net	6	17,367	—	17,373
Deferred tax and other assets	138	1,984	107	2,229
Market risk benefit assets	—	55	—	55
Separate account assets	—	4,093	—	4,093
Total assets	$ 6,967	$ 78,472	$ 1,334	$ 86,773
LIABILITIES AND EQUITY				
Liabilities:				
Future policy benefits	—	54,082	—	54,082
Policyholder account balances	—	13,871	—	13,871
Market risk benefit liabilities	—	423	—	423
Liability for policy and contract claims	590	146	7	743
Unearned premiums	85	—	—	85
Other liabilities	193	1,497	436	2,126
Borrowings	745	—	764	1,509
Separate account liabilities	—	4,093	—	4,093
Total liabilities	1,613	74,112	1,207	76,932
Equity:				
Allocated equity, excluding accumulated other comprehensive income (loss)	4,394	5,092	553	10,039
Allocated accumulated other comprehensive income (loss)	(66)	(732)	(426)	(1,224)
Total Genworth Financial, Inc.'s stockholders' equity	4,328	4,360	127	8,815
Noncontrolling interests	1,026	—	—	1,026
Total equity	5,354	4,360	127	9,841
Total liabilities and equity	$ 6,967	$ 78,472	$ 1,334	$ 86,773

[1]Includes start-up businesses, not individually reportable, that offer aging care services through CareScout Services and long-term care insurance products through CareScout Insurance, along with certain international businesses, debt financing expenses, unallocated corporate income and expenses, and eliminations of inter-segment transactions.

12

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Consolidated Balance Sheet by Segment
(amounts in millions)

	December 31, 2025			
	Enact	Closed Block	Corporate and Other[1]	Total
ASSETS				
Cash and investments	$ 6,712	$ 53,668	$ 1,431	$ 61,811
Deferred acquisition costs and intangible assets	58	1,698	28	1,784
Reinsurance recoverable, net	4	17,833	—	17,837
Deferred tax and other assets	121	1,983	114	2,218
Market risk benefit assets	—	64	—	64
Separate account assets	—	4,369	—	4,369
Total assets	$ 6,895	$ 79,615	$ 1,573	$ 88,083
LIABILITIES AND EQUITY				
Liabilities:				
Future policy benefits	—	55,228	—	55,228
Policyholder account balances	—	13,843	—	13,843
Market risk benefit liabilities	—	413	—	413
Liability for policy and contract claims	572	149	6	727
Unearned premiums	92	—	—	92
Other liabilities	119	1,475	537	2,131
Borrowings	744	—	769	1,513
Separate account liabilities	—	4,369	—	4,369
Total liabilities	1,527	75,477	1,312	78,316
Equity:				
Allocated equity, excluding accumulated other comprehensive income (loss)	4,376	5,022	676	10,074
Allocated accumulated other comprehensive income (loss)	(25)	(884)	(415)	(1,324)
Total Genworth Financial, Inc.'s stockholders' equity	4,351	4,138	261	8,750
Noncontrolling interests	1,017	—	—	1,017
Total equity	5,368	4,138	261	9,767
Total liabilities and equity	$ 6,895	$ 79,615	$ 1,573	$ 88,083

[1] Includes other businesses not individually reportable, including CareScout Services, CareScout Insurance and certain international businesses, along with debt financing expenses, unallocated corporate income and expenses, and eliminations of inter-segment transactions.

13

Enact Segment 14

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Adjusted Operating Income (Loss) - Enact Segment
(amounts in millions)

	2026	2025				
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:						
Premiums	$ 243	$ 245	$ 245	$ 245	$ 245	$ 980
Net investment income	72	69	68	66	63	266
Net investment gains (losses)	(6)	(3)	(2)	(8)	(3)	(16)
Policy fees and other income	3	1	1	1	2	5
Total revenues	312	312	312	304	307	1,235
BENEFITS AND EXPENSES:						
Benefits and other changes in policy reserves	37	18	36	25	31	110
Acquisition and operating expenses, net of deferrals	47	57	51	50	50	208
Amortization of deferred acquisition costs and intangibles	2	2	2	3	2	9
Interest expense	12	13	13	12	12	50
Total benefits and expenses	98	90	102	90	95	377
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	214	222	210	214	212	858
Provision (benefit) for income taxes	46	45	47	46	46	184
INCOME (LOSS) FROM CONTINUING OPERATIONS	168	177	163	168	166	674
Less: net income (loss) attributable to noncontrolling interests	32	33	31	32	31	127
INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS	136	144	132	136	135	547
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.'S COMMON STOCKHOLDERS:						
Net investment (gains) losses, net[1]	5	2	2	7	2	13
Expenses related to restructuring	—	—	1	(1)	1	1
Taxes on adjustments	(1)	—	(1)	(1)	(1)	(3)
ADJUSTED OPERATING INCOME (LOSS)	$ 140	$ 146	$ 134	$ 141	$ 137	$ 558

[1]Net investment (gains) losses were adjusted for the portion of net investment gain (losses) attributable to noncontrolling interests as reconciled below:

	2026 1Q	4Q	3Q	2Q	1Q	Total
Net investment (gains) losses, gross	$ 6	$ 3	$ 2	$ 8	$ 3	$ 16
Adjustment for net investment gains (losses) attributable to noncontrolling interests	(1)	(1)	—	(1)	(1)	(3)
Net investment (gains) losses, net	$ 5	$ 2	$ 2	$ 7	$ 2	$ 13

15

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Selected Operating Metrics - Enact Segment
(dollar amounts in millions)

	2026	2025				
	1Q	4Q	3Q	2Q	1Q	Total
Direct Primary New Insurance Written	$ 12,786	$ 14,386	$ 14,048	$ 13,254	$ 9,818	$ 51,506
Direct Primary Insurance In-Force	$ 272,475	$ 273,147	$ 272,349	$ 269,754	$ 268,366	
Direct Primary Risk In-Force	$ 71,245	$ 71,363	$ 71,144	$ 70,401	$ 69,937	
Primary Delinquencies	24,670	24,885	23,382	22,118	22,349	24,885
New Delinquencies	13,559	13,679	12,998	11,567	12,237	50,481
Paid Claims	280	287	253	218	179	937
Primary Cures[1]	13,494	11,889	11,481	11,580	13,275	48,225
Loss Ratio[2]	15 %	7 %	15 %	10 %	12 %	11 %
Available Assets Above PMIERs Requirements[3]	$ 1,919	$ 1,919	$ 1,904	$ 1,961	$ 1,966	
PMIERs Sufficiency Ratio[3]	162 %	162 %	162 %	165 %	165 %	
Reserves:						
Direct primary case[4]	$ 532	$ 515	$ 520	$ 500	$ 489	
All other[4]	58	57	52	52	54	
Total Reserves	$ 590	$ 572	$ 572	$ 552	$ 543	

[1]Includes rescissions and claim denials.

[2]The loss ratio is calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

[3]The Private Mortgage Insurer Eligibility Requirements (PMIERs) sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing.

[4]Direct primary case reserves exclude loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. Other includes LAE, pool, IBNR and reinsurance reserves.

For additional information related to the Enact segment, refer to the current quarter Quarterly Financial Supplement posted to the Enact Holdings, Inc. investor page:
https://ir.enactmi.com/financials-and-filings/quarterly-results

16

Closed Block Segment 17

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Adjusted Operating Income (Loss) - Closed Block Segment
(amounts in millions)

	2026	2025				
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:						
Premiums	$ 636	$ 637	$ 639	$ 617	$ 615	$ 2,508
Net investment income	691	711	726	732	671	2,840
Net investment gains (losses)	(27)	(28)	93	8	30	103
Policy fees and other income	150	150	150	156	156	612
Total revenues	1,450	1,470	1,608	1,513	1,472	6,063
BENEFITS AND EXPENSES:						
Benefits and other changes in policy reserves	1,189	1,166	1,194	1,171	1,188	4,719
Liability remeasurement (gains) losses	44	143	106	60	4	313
Changes in fair value of market risk benefits and associated hedges	10	(4)	(1)	(10)	18	3
Interest credited	95	97	96	94	99	386
Acquisition and operating expenses, net of deferrals	132	173	178	170	167	688
Amortization of deferred acquisition costs and intangibles	51	53	54	53	57	217
Total benefits and expenses	1,521	1,628	1,627	1,538	1,533	6,326
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(71)	(158)	(19)	(25)	(61)	(263)
Provision (benefit) for income taxes	(10)	(27)	2	1	(7)	(31)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(61)	(131)	(21)	(26)	(54)	(232)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:						
Net investment (gains) losses	27	28	(93)	(8)	(30)	(103)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges[(1)]	9	(6)	(3)	(15)	19	(5)
Taxes on adjustments	(7)	(5)	21	5	2	23
ADJUSTED OPERATING INCOME (LOSS)	$ (32)	$ (114)	$ (96)	$ (44)	$ (63)	$ (317)
Liability remeasurement (gains) losses:[(2)]						
Cash flow assumption updates	$ 8	$ 10	$ 6	$ 8	$ (1)	$ 23
Actual variances from expected experience	36	133	100	52	5	290
Total	$ 44	$ 143	$ 106	$ 60	$ 4	$ 313

(1) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments (see page 23 for reconciliation).
(2) See pages 19, 21 and 23 for additional product-level details.

18

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Adjusted Operating Income (Loss) - Closed Block Segment - Long-Term Care Insurance
(amounts in millions)

	2026 1Q	2025 4Q	2025 3Q	2025 2Q	2025 1Q	2025 Total
REVENUES:						
Premiums	$ 579	$ 598	$ 597	$ 578	$ 571	$ 2,344
Net investment income	477	496	505	516	451	1,968
Net investment gains (losses)	(19)	(22)	104	25	29	136
Policy fees and other income	—	1	—	—	—	1
Total revenues	1,037	1,073	1,206	1,119	1,051	4,449
BENEFITS AND EXPENSES:						
Benefits and other changes in policy reserves	965	981	972	951	944	3,848
Liability remeasurement (gains) losses	37	171	113	50	(18)	316
Acquisition and operating expenses, net of deferrals	74	120	118	115	109	462
Amortization of deferred acquisition costs and intangibles	16	16	17	16	17	66
Total benefits and expenses	1,092	1,288	1,220	1,132	1,052	4,692
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(55)	(215)	(14)	(13)	(1)	(243)
Provision (benefit) for income taxes	(6)	(39)	4	4	6	(25)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(49)	(176)	(18)	(17)	(7)	(218)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:						
Net investment (gains) losses	19	22	(104)	(25)	(29)	(136)
Taxes on adjustments	(4)	(5)	22	5	6	28
ADJUSTED OPERATING INCOME (LOSS)	$ (34)	$ (159)	$ (100)	$ (37)	$ (30)	$ (326)
Liability remeasurement (gains) losses:(1)						
Cash flow assumption updates	$ 8	$ 47	$ 6	$ 8	$ (1)	$ 60
Actual variances from expected experience(2)	29	124	107	42	(17)	256
Total	$ 37	$ 171	$ 113	$ 50	$ (18)	$ 316
Ratio of the liability remeasurement (gains) losses to beginning reserves(3)	0.09 %	0.40 %	0.27 %	0.11 %	(0.04)%	0.74 %

(1) In the fourth quarter of 2025, the liability remeasurement loss of $171 million in the company's long-term care insurance products included an unfavorable impact from annual cash flow assumption updates of $47 million. Unfavorable benefit utilization and healthy life assumption updates were largely offset by favorable assumption updates reflecting in-force rate action approval experience and benefit reductions as well as favorable claim termination assumption updates. Also included in the liability remeasurement loss of $171 million were unfavorable actual variances from expected experience of $124 million associated with higher claims and lower terminations.

(2) In the first quarter of 2026, actual variances from expected experience include net insurance recoveries of $23 million related to cash payments made to policyholders in connection with a prior legal settlement.

(3) The ratio of the liability remeasurement (gains) losses to beginning reserves is calculated by dividing the liability remeasurement (gains) losses by the beginning liability for future policy benefits at the locked-in discount rate as of each applicable quarter.

19

2026 1Q 4Q 3Q 2Q 1Q Total $ 253 $ 261 $ 256 $ 247 $ 240 $ 1,004 34 50 81 95 100 326 $ 287 $ 311 $ 337 $ 342 $ 340 $ 1,330 2025 (1) Includes all implemented in-force rate actions since 2012. (3) The first quarter of 2025 included a $3 million net favorable legal settlement impact. (2) Earned premium and reserve change estimates for statutory earnings reflect certain simplifying assumptions that may vary materially from actual historical results, including but not limited to, a uniform rate of coinsurance and premium taxes in addition to consistent policyholder behavior over time. Actual behavior may differ significantly from these assumptions, and these impacts exclude reserve updates. Statutory earnings from in-force rate actions Impact of in-force rate actions on pre-tax statutory earnings (1) Premiums, premium tax, commissions and other expenses, net (2) Reserve changes, net (2),(3) 20 Statutory Impact of In-Force Rate Actions - Closed Block Segment - Long-Term Care Insurance (amounts in millions) GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT FIRST QUARTER 2026

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Adjusted Operating Income (Loss) - Closed Block Segment - Life Insurance
(amounts in millions)

	2026 1Q	2025 4Q	2025 3Q	2025 2Q	2025 1Q	2025 Total
REVENUES:						
Premiums	$ 57	$ 39	$ 42	$ 39	$ 44	$ 164
Net investment income	145	144	148	139	144	575
Net investment gains (losses)	(3)	(1)	(3)	(9)	—	(13)
Policy fees and other income	124	123	123	130	129	505
Total revenues	323	305	310	299	317	1,231
BENEFITS AND EXPENSES:						
Benefits and other changes in policy reserves	189	151	186	183	201	721
Liability remeasurement (gains) losses	9	(6)	—	9	25	28
Interest credited	76	77	75	73	77	302
Acquisition and operating expenses, net of deferrals	40	36	39	36	36	147
Amortization of deferred acquisition costs and intangibles	30	32	32	33	34	131
Total benefits and expenses	344	290	332	334	373	1,329
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(21)	15	(22)	(35)	(56)	(98)
Provision (benefit) for income taxes	(4)	3	(4)	(8)	(12)	(21)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(17)	12	(18)	(27)	(44)	(77)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:						
Net investment (gains) losses	3	1	3	9	—	13
Taxes on adjustments	—	—	—	(2)	—	(2)
ADJUSTED OPERATING INCOME (LOSS)	$ (14)	$ 13	$ (15)	$ (20)	$ (44)	$ (66)
Liability remeasurement (gains) losses:						
Cash flow assumption updates[(1)]	$ —	$ (15)	$ —	$ —	$ —	$ (15)
Actual variances from expected experience	9	9	—	9	25	43
Total	$ 9	$ (6)	$ —	$ 9	$ 25	$ 28

[(1)]In the fourth quarter of 2025, the company had a favorable pre-tax impact of $15 million from cash flow assumption updates in its universal and term universal life insurance products reflecting favorable updates to interest rate assumptions given the recent rate environment.

21

2026 1Q 4Q 3Q 2Q 1Q 41,303$ 38,550$ 39,299$ 40,066$ 40,970$ 195,609$ 204,019$ 212,145$ 221,136$ 230,338$ 83,070$ 84,373$ 85,722$ 87,101$ 88,113$ 83,605$ 84,912$ 86,276$ 87,654$ 88,684$ 25,755$ 26,063$ 26,334$ 26,622$ 26,918$ 28,892$ 29,223$ 29,582$ 29,906$ 30,257$ Term and whole life insurance Life insurance in-force, net of reinsurance Life insurance in-force, before reinsurance 2025 Life insurance in-force, before reinsurance Term universal life insurance Life insurance in-force, net of reinsurance Life insurance in-force, before reinsurance Universal life insurance Life insurance in-force, net of reinsurance 22 Insurance In-Force - Closed Block Segment - Life Insurance (amounts in millions) GENWORTH FINANCIAL, INC. FINANCIAL SUPPLEMENT FIRST QUARTER 2026

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Adjusted Operating Income (Loss) - Closed Block Segment - Annuities
(amounts in millions)

	2026 1Q	2025 4Q	2025 3Q	2025 2Q	2025 1Q	2025 Total
REVENUES:						
Net investment income	$ 69	$ 71	$ 73	$ 77	$ 76	$ 297
Net investment gains (losses)	(5)	(5)	(8)	(8)	1	(20)
Policy fees and other income	26	26	27	26	27	106
Total revenues	90	92	92	95	104	383
BENEFITS AND EXPENSES:						
Benefits and other changes in policy reserves	35	34	36	37	43	150
Liability remeasurement (gains) losses	(2)	(22)	(7)	1	(3)	(31)
Changes in fair value of market risk benefits and associated hedges	10	(4)	(1)	(10)	18	3
Interest credited	19	20	21	21	22	84
Acquisition and operating expenses, net of deferrals	18	17	21	19	22	79
Amortization of deferred acquisition costs and intangibles	5	5	5	4	6	20
Total benefits and expenses	85	50	75	72	108	305
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	5	42	17	23	(4)	78
Provision (benefit) for income taxes	—	9	2	5	(1)	15
INCOME (LOSS) FROM CONTINUING OPERATIONS	5	33	15	18	(3)	63
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:						
Net investment (gains) losses	5	5	8	8	(1)	20
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges[1]	9	(6)	(3)	(15)	19	(5)
Taxes on adjustments	(3)	—	(1)	2	(4)	(3)
ADJUSTED OPERATING INCOME (LOSS)	$ 16	$ 32	$ 19	$ 13	$ 11	$ 75
Liability remeasurement (gains) losses:						
Cash flow assumption updates[2]	$ —	$ (22)	$ —	$ —	$ —	$ (22)
Actual variances from expected experience	(2)	—	(7)	1	(3)	(9)
Total	$ (2)	$ (22)	$ (7)	$ 1	$ (3)	$ (31)

[1]Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:

	2026 1Q	2025 4Q	2025 3Q	2025 2Q	2025 1Q	2025 Total
Changes in fair value of market risk benefits and associated hedges	$ 10	$ (4)	$ (1)	$ (10)	$ 18	$ 3
Adjustment for changes in reserves, attributed fees and benefit payments	(1)	(2)	(2)	(5)	1	(8)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$ 9	$ (6)	$ (3)	$ (15)	$ 19	$ (5)

[2]In the fourth quarter of 2025, the company's annuity products had a favorable pre-tax impact of $22 million primarily from favorable updates to its fixed annuity mortality assumptions.

23

Corporate and Other 24

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Adjusted Operating Income (Loss) - Corporate and Other[1]
(amounts in millions)

	2026	2025				
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:						
Premiums	$ 2	$ 4	$ 2	$ 3	$ 2	$ 11
Net investment income	3	5	5	4	5	19
Net investment gains (losses)	7	(8)	8	(28)	—	(28)
Policy fees and other income	3	1	—	—	—	1
Total revenues[2]	15	2	15	(21)	7	3
BENEFITS AND EXPENSES:						
Benefits and other changes in policy reserves	(2)	(2)	(3)	(1)	(2)	(8)
Acquisition and operating expenses, net of deferrals	34	35	30	29	19	113
Amortization of deferred acquisition costs and intangibles	2	2	1	1	1	5
Interest expense	13	13	14	14	14	55
Total benefits and expenses	47	48	42	43	32	165
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(32)	(46)	(27)	(64)	(25)	(162)
Provision (benefit) for income taxes	(5)	(14)	(40)	(12)	(3)	(69)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(27)	(32)	13	(52)	(22)	(93)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:						
Net investment (gains) losses	(7)	8	(8)	28	—	28
(Gains) losses on early extinguishment of debt	—	(1)	—	—	—	(1)
Expenses related to restructuring	2	—	—	1	(2)	(1)
Taxes on adjustments[3]	1	1	(26)	(6)	1	(30)
ADJUSTED OPERATING INCOME (LOSS)	$ (31)	$ (24)	$ (21)	$ (29)	$ (23)	$ (97)

[1]Includes other businesses not individually reportable, including CareScout Services, CareScout Insurance and certain international businesses, along with debt financing expenses, unallocated corporate income and expenses, and eliminations of inter-segment transactions.

[2]The following table provides a reconciliation of total Corporate and Other revenues to CareScout Services revenues:

	2026 1Q	2025 4Q	2025 3Q	2025 2Q	2025 1Q	2025 Total
Total Corporate and Other revenues	$ 15	$ 2	$ 15	$ (21)	$ 7	$ 3
Less: intercompany eliminations	(4)	(4)	(3)	(4)	(4)	(15)
Less: other revenues	13	1	15	(21)	7	2
CareScout Services revenues	$ 6	$ 5	$ 3	$ 4	$ 4	$ 16

[3]Taxes on adjustments include tax expense of $3 million in the fourth quarter of 2025 and a tax benefit of $27 million in the third quarter of 2025 related to a release of a portion of the valuation allowance on certain deferred tax assets.

25

Additional Financial Data 26

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Investments Summary
(amounts in millions)

	March 31, 2026 Carrying Amount	March 31, 2026 % of Total	December 31, 2025 Carrying Amount	December 31, 2025 % of Total	September 30, 2025 Carrying Amount	September 30, 2025 % of Total	June 30, 2025 Carrying Amount	June 30, 2025 % of Total	March 31, 2025 Carrying Amount	March 31, 2025 % of Total
Composition of Investment Portfolio										
Fixed maturity securities:										
Investment grade:										
Public fixed maturity securities	$ 25,941	43 %	$ 26,493	44 %	$ 26,839	45 %	$ 26,326	43 %	$ 26,470	43 %
Private fixed maturity securities	11,181	19	11,333	19	11,305	18	11,341	19	11,166	18
Residential mortgage-backed securities[1]	1,063	2	1,099	2	1,059	2	1,044	2	911	2
Commercial mortgage-backed securities	1,344	2	1,295	2	1,346	2	1,331	2	1,309	2
Other asset-backed securities	2,202	4	2,060	3	2,035	3	2,026	3	2,134	4
State and political subdivisions	2,086	3	2,114	3	2,145	3	2,135	4	2,169	4
Non-investment grade fixed maturity securities	1,278	2	1,368	2	1,381	2	1,469	2	1,509	2
Equity securities:										
Common stocks and mutual funds	475	1	485	1	477	1	447	1	415	1
Preferred stocks	69	—	70	—	69	—	69	—	81	—
Commercial mortgage loans, net	6,293	10	6,304	10	6,315	10	6,334	10	6,320	11
Policy loans	2,301	4	2,297	4	2,311	4	2,366	4	2,316	4
Limited partnerships	3,528	6	3,484	6	3,473	6	3,337	6	3,241	5
Cash, cash equivalents, restricted cash and short-term investments	2,149	3	2,073	3	2,062	3	1,808	3	1,895	3
Other invested assets: Derivatives:										
Interest rate swaps	8	—	11	—	17	—	16	—	23	—
Foreign currency swaps	8	—	4	—	5	—	3	—	12	—
Equity index options	12	—	18	—	19	—	17	—	12	—
Forward bond purchase commitments	4	—	6	—	11	—	6	—	19	—
Foreign currency forward contracts	—	—	—	—	—	—	—	—	1	—
Other	709	1	694	1	580	1	590	1	582	1
Total invested assets and cash	$ 60,651	100 %	$ 61,208	100 %	$ 61,449	100 %	$ 60,665	100 %	$ 60,585	100 %
Public Fixed Maturity Securities - Credit Quality:										
NRSRO[2] Designation										
AAA	$ 1,446	5 %	$ 1,466	5 %	$ 1,496	5 %	$ 1,498	5 %	$ 2,467	8 %
AA	7,127	23	7,250	23	7,166	23	7,063	23	6,158	20
A	9,407	31	9,373	30	9,440	30	9,031	29	8,809	28
BBB	12,208	39	12,642	40	12,993	40	12,951	41	13,165	42
BB	471	2	504	2	476	2	488	2	477	2
B	16	—	16	—	34	—	46	—	27	—
CCC and lower	—	—	—	—	—	—	—	—	—	—
Not rated	1	—	—	—	—	—	—	—	—	—
Total public fixed maturity securities	$ 30,676	100 %	$ 31,251	100 %	$ 31,605	100 %	$ 31,077	100 %	$ 31,103	100 %
Private Fixed Maturity Securities - Credit Quality:										
NRSRO[2] Designation										
AAA	$ 570	4 %	$ 540	4 %	$ 599	4 %	$ 652	4 %	$ 766	5 %
AA	1,717	12	1,690	12	1,600	11	1,580	11	1,506	10
A	4,619	32	4,484	31	4,410	31	4,310	30	4,136	28
BBB	6,723	47	6,949	48	7,025	49	7,118	49	7,152	50
BB	718	5	747	5	773	5	828	6	889	6
B	35	—	71	—	66	—	71	—	73	1
CCC and lower	22	—	15	—	17	—	21	—	28	—
Not rated	15	—	15	—	15	—	15	—	15	—
Total private fixed maturity securities	$ 14,419	100 %	$ 14,511	100 %	$ 14,505	100 %	$ 14,595	100 %	$ 14,565	100 %

[1] The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
[2] Nationally Recognized Statistical Rating Organizations.

27

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Fixed Maturity Securities Summary
(amounts in millions)

	March 31, 2026		December 31, 2025		September 30, 2025		June 30, 2025		March 31, 2025	
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities - Security Sector:										
U.S. government, agencies and government-sponsored enterprises	$ 3,616	8 %	$ 3,701	8 %	$ 3,593	8 %	$ 3,527	8 %	$ 3,594	8 %
State and political subdivisions	2,086	5	2,114	5	2,145	5	2,135	5	2,169	5
Foreign government	1,191	3	1,215	3	1,203	3	1,121	2	1,029	2
U.S. corporate	26,509	58	27,046	58	27,391	59	27,154	59	27,229	59
Foreign corporate	7,045	16	7,191	16	7,301	16	7,302	16	7,260	16
Residential mortgage-backed securities	1,064	2	1,100	2	1,059	2	1,044	2	911	2
Commercial mortgage-backed securities	1,358	3	1,309	3	1,360	3	1,340	3	1,318	3
Other asset-backed securities	2,226	5	2,086	5	2,058	4	2,049	5	2,158	5
Total fixed maturity securities	$ 45,095	100 %	$ 45,762	100 %	$ 46,110	100 %	$ 45,672	100 %	$ 45,668	100 %
Corporate Bond Holdings - Industry Sector:										
Investment Grade:										
Finance and insurance	$ 8,513	25 %	$ 8,666	26 %	$ 8,675	25 %	$ 8,587	25 %	$ 8,532	25 %
Utilities	5,045	15	5,107	15	5,149	15	5,043	15	4,991	15
Energy	3,209	10	3,252	10	3,292	10	3,265	10	3,253	9
Consumer - non-cyclical	4,778	14	4,839	14	4,928	15	4,871	14	4,884	15
Consumer - cyclical	1,239	3	1,298	3	1,375	4	1,403	4	1,474	4
Capital goods	2,844	9	2,894	9	2,876	8	2,818	8	2,791	8
Industrial	1,505	5	1,536	4	1,653	5	1,641	5	1,679	5
Technology and communications	3,141	9	3,250	9	3,365	9	3,345	9	3,365	9
Transportation	1,547	5	1,560	5	1,508	4	1,495	4	1,502	4
Other	652	2	667	2	688	2	697	2	700	2
Subtotal	32,473	97	33,069	97	33,509	97	33,165	96	33,171	96
Non-Investment Grade:										
Finance and insurance	109	1	110	—	128	—	135	—	140	1
Utilities	37	—	45	—	49	—	69	—	73	—
Energy	131	—	144	—	126	—	129	—	163	1
Consumer - non-cyclical	126	—	124	—	127	—	137	1	123	—
Consumer - cyclical	201	1	201	1	228	1	249	1	258	1
Capital goods	115	—	117	—	136	1	143	1	133	—
Industrial	131	—	179	1	144	—	166	—	166	—
Technology and communications	185	1	188	1	184	1	206	1	181	1
Transportation	1	—	—	—	—	—	—	—	25	—
Other	45	—	60	—	61	—	57	—	56	—
Subtotal	1,081	3	1,168	3	1,183	3	1,291	4	1,318	4
Total	$ 33,554	100 %	$ 34,237	100 %	$ 34,692	100 %	$ 34,456	100 %	$ 34,489	100 %
Fixed Maturity Securities - Contractual Maturity Dates:										
Due in one year or less	$ 1,711	4 %	$ 1,543	3 %	$ 1,648	4 %	$ 1,481	3 %	$ 1,413	3 %
Due after one year through five years	8,429	19	8,306	18	8,309	18	8,573	19	8,474	19
Due after five years through ten years	10,675	24	11,221	25	11,230	24	11,040	24	11,132	24
Due after ten years	19,632	43	20,197	44	20,446	45	20,145	44	20,262	44
Subtotal	40,447	90	41,267	90	41,633	91	41,239	90	41,281	90
Mortgage and asset-backed securities	4,648	10	4,495	10	4,477	9	4,433	10	4,387	10
Total fixed maturity securities	$ 45,095	100 %	$ 45,762	100 %	$ 46,110	100 %	$ 45,672	100 %	$ 45,668	100 %

28

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

U.S. GAAP Net Investment Income Yields
(amounts in millions)

	2026	2025				
	1Q	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income						
Fixed maturity securities - taxable	$ 556	$ 561	$ 565	$ 570	$ 559	$ 2,255
Fixed maturity securities - non-taxable	—	—	1	—	—	1
Equity securities	2	4	3	3	3	13
Commercial mortgage loans	76	75	74	72	73	294
Policy loans	38	37	39	32	36	144
Limited partnerships	38	56	62	69	8	195
Other invested assets	60	61	64	62	61	248
Cash, cash equivalents, restricted cash and short-term investments	19	21	18	19	22	80
Gross investment income before expenses and fees	789	815	826	827	762	3,230
Expenses and fees	(23)	(30)	(27)	(25)	(23)	(105)
Net investment income	$ 766	$ 785	$ 799	$ 802	$ 739	$ 3,125
Annualized Yields						
Fixed maturity securities - taxable	4.6%	4.7%	4.7%	4.7%	4.6%	4.6%
Fixed maturity securities - non-taxable	—%	—%	19.0%	—%	—%	4.2%
Equity securities	1.5%	2.9%	2.3%	2.4%	2.4%	2.5%
Commercial mortgage loans	4.8%	4.8%	4.7%	4.6%	4.6%	4.6%
Policy loans	6.6%	6.4%	6.7%	5.5%	6.2%	6.2%
Limited partnerships[1]	4.3%	6.4%	7.3%	8.4%	1.0 %	5.8%
Other invested assets[2]	34.2%	38.3%	45.1%	42.3%	41.7%	40.9%
Cash, cash equivalents, restricted cash and short-term investments	3.6%	4.1%	3.7%	4.1%	4.5%	4.0%
Gross investment income before expenses and fees	5.0%	5.1%	5.2%	5.2%	4.8%	5.1%
Expenses and fees	(0.2)%	(0.2)%	(0.2)%	(0.2)%	(0.2)%	(0.2)%
Net investment income	4.8%	4.9%	5.0%	5.0%	4.6%	4.9%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments.

[1] Limited partnership investments are primarily equity-based and do not have fixed returns by period.

[2] Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.

29

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Net Investment Gains (Losses) - Detail
(amounts in millions)

	2026	2025				
	1Q	4Q	3Q	2Q	1Q	Total
Realized investment gains (losses):						
Net realized gains (losses) on available-for-sale securities:						
Fixed maturity securities:						
U.S. corporate	$ (4)	$ (3)	$ (4)	$ (15)	$ —	$ (22)
U.S. government, agencies and government-sponsored enterprises	—	—	—	1	—	1
Foreign corporate	(17)	(7)	(4)	(1)	(2)	(14)
Foreign government	—	—	—	(3)	(2)	(5)
Mortgage-backed securities	—	(8)	(2)	—	—	(10)
Total net realized gains (losses) on available-for-sale securities	(21)	(18)	(10)	(18)	(4)	(50)
Net realized gains (losses) on equity securities sold	—	—	—	4	1	5
Total net realized investment gains (losses)	(21)	(18)	(10)	(14)	(3)	(45)
Net change in allowance for credit losses on available-for-sale fixed maturity securities	—	5	(3)	(11)	(4)	(13)
Write-down of available-for-sale fixed maturity securities	—	—	—	(4)	—	(4)
Net unrealized gains (losses) on equity securities still held	(19)	8	30	32	(14)	56
Net unrealized gains (losses) on limited partnerships	3	(17)	66	25	38	112
Commercial mortgage loans	1	(3)	(3)	(20)	3	(23)
Derivative instruments	11	(4)	17	(36)	6	(17)
Other	(1)	(10)	2	—	1	(7)
Net investment gains (losses), gross	(26)	(39)	99	(28)	27	59
Adjustment for net investment (gains) losses attributable to noncontrolling interests	1	1	—	1	1	3
Net investment gains (losses), net	$ (25)	$ (38)	$ 99	$ (27)	$ 28	$ 62

30

Reconciliations of Non-GAAP Measures 31

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Reconciliation of Operating ROE
(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
U.S. GAAP Basis ROE					
Net income (loss) available to Genworth Financial, Inc.'s common stockholders for the twelve months ended[1]	$ 216	$ 223	$ 220	$ 189	$ 214
Quarterly average Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss)[2]	$ 10,093	$ 10,102	$ 10,124	$ 10,122	$ 10,119
U.S. GAAP Basis ROE[1][2]	2.1%	2.2 %	2.2 %	1.9 %	2.1 %
Operating ROE					
Adjusted operating income (loss), excluding Closed Block for the twelve months ended[1]	$ 456	$ 461	$ 453	$ 461	$ 504
Quarterly average Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss)[2]	$ 10,093	$ 10,102	$ 10,124	$ 10,122	$ 10,119
Operating ROE[1][2]	4.5 %	4.6 %	4.5 %	4.6 %	5.0 %

Quarterly Average ROE	Three months ended March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
U.S. GAAP Basis ROE					
Net income (loss) available to Genworth Financial, Inc.'s common stockholders for the period ended[3]	$ 47	$ 2	$ 116	$ 51	$ 54
Quarterly average Genworth Financial, Inc.'s stockholders' equity for the period, excluding accumulated other comprehensive income (loss)[4]	$ 10,057	$ 10,116	$ 10,135	$ 10,097	$ 10,085
Annualized U.S. GAAP Quarterly Basis ROE[3][4]	1.9 %	0.1 %	4.6 %	2.0 %	2.1 %
Operating ROE					
Adjusted operating income (loss), excluding Closed Block for the period ended[3]	$ 109	$ 122	$ 113	$ 112	$ 114
Quarterly average Genworth Financial, Inc.'s stockholders' equity for the period, excluding accumulated other comprehensive income (loss)[4]	$ 10,057	$ 10,116	$ 10,135	$ 10,097	$ 10,085
Annualized Operating Quarterly Basis ROE[3][4]	4.3 %	4.8 %	4.5 %	4.4 %	4.5 %

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled "operating return on equity" or "operating ROE." The company defines operating ROE as adjusted operating income (loss), excluding Closed Block divided by average ending Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss). Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.'s common stockholders divided by average ending Genworth Financial, Inc.'s stockholders' equity determined in accordance with U.S. GAAP.

[1] The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.'s common stockholders and adjusted operating income (loss), excluding Closed Block from page 9 herein.

[2] Quarterly average Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss), for the most recent five quarters.

[3] Net income (loss) available to Genworth Financial, Inc.'s common stockholders and adjusted operating income (loss), excluding Closed Block from page 9 herein.

[4] Quarterly average Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.'s stockholders' equity, excluding accumulated other comprehensive income (loss), over two consecutive quarters.

32

GENWORTH FINANCIAL, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2026

Reconciliation of Consolidated Expense Ratio
(amounts in millions)

		2026	2025				
		1Q	4Q	3Q	2Q	1Q	Total
	U.S. GAAP Basis Expense Ratio						
(A)	Acquisition and operating expenses, net of deferrals	$ 213	$ 265	$ 259	$ 249	$ 236	$ 1,009
(B)	Premiums	$ 881	$ 886	$ 886	$ 865	$ 862	$ 3,499
(A) / (B)	U.S. GAAP basis expense ratio	24%	30%	29%	29%	27%	29%
	Adjusted Expense Ratio						
	Acquisition and operating expenses, net of deferrals	$ 213	$ 265	$ 259	$ 249	$ 236	$ 1,009
	Less: Legal settlement (recoveries) expenses[(1)]	(42)	—	—	—	—	—
	Less: (Gains) losses on early extinguishment of debt	—	(1)	—	—	—	(1)
(C)	Adjusted acquisition and operating expenses, net of deferrals	$ 255	$ 266	$ 259	$ 249	$ 236	$ 1,010
	Premiums	$ 881	$ 886	$ 886	$ 865	$ 862	$ 3,499
	Add: Policy fees and other income	156	152	151	157	158	618
(D)	Adjusted revenues	$ 1,037	$ 1,038	$ 1,037	$ 1,022	$ 1,020	$ 4,117
(C) / (D)	Adjusted expense ratio	25%	26%	25%	24%	23%	25%

Non-GAAP Definition for Adjusted Expense Ratio

The company references the non-GAAP financial measure entitled "adjusted expense ratio" as a measure of its operating performance. The company defines adjusted expense ratio as acquisition and operating expenses, net of deferrals, less certain reinsurance expenses, less legal settlement (recoveries) expenses incurred in the company's long-term care insurance products in its Closed Block segment, less (gains) losses on early extinguishment of debt divided by the sum of premiums, policy fees and other income. Management believes that the expense ratio analysis enhances understanding of the operating performance of the company. However, the adjusted expense ratio as defined by the company should not be viewed as a substitute for the U.S. GAAP basis expense ratio.

[(1)]Amounts in the first quarter of 2026 represent net insurance recoveries on legal costs previously incurred in connection with legal settlements in the company's long-term care insurance products in its Closed Block segment.

33